EXHIBIT 32.2



           CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
                PURSUANT TO 18 U.S.C. SECTION 1350

                      AS ADOPTED PURSUANT TO
           SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



     In connection with the Annual Report on Form 10-K of First Keystone Corporation (the "Corporation") for the period ended December 31, 2003, as filed with the Securities and Exchange Commission (the "Report"), I, David R. Saracino, Treasurer and CFO, certify, pursuant to 18 U.S.C. Section 1350, as added by Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

   1.  The Report fully complies with the requirements of Section
       13(a) or 15(d) of the Securities Exchange Act of 1934; and

   2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation as of and for the period covered by the Report.






                                /s/ David R. Saracino
                                David R. Saracino
                                Treasurer and CFO


March 12, 2004


                               29